Equity Investments	12 Months Ended
Dec. 31, 2019
Equity Investments [Abstract]
Equity Investments

10. Equity Investments

Equity method investments

The Group applies the equity method of accounting to account for its equity investments in common stock or in-substance common stock, over which it has significant influence but does not own a majority equity interest or otherwise control.

The Group holds 50% equity interest in Tianbo. Before April 1, 2019, as the Group had significant influence over financial and operating decision-making of Tianbo, it accounted for the 50% equity interest in Tianbo by using the equity method of accounting. As of December 31, 2018, the carrying values of equity investment in Tianbo were RMB20.5 million. In April 2019, the Group obtained control over financial and operation decision-making of Tianbo and could consolidate Tianbo (see Note 4). Therefore, Tianbo has been a subsidiary of the Company’s VIE since April 1, 2019.

Despite holding 100% ordinary shares of Phoenix FM Limited (“Phoenix FM”), the Company accounts for its investment in Phoenix FM as an equity investment since the Company did not control Phoenix FM due to substantive participating rights that have been provided to IDG-Accel China Growth Fund III L.P. and IDG-Accel China III Investors L.P., who invested in preferred shares of Phoenix FM. The Group had fully written down the whole investment in Phoenix FM in 2015.

The Group holds 31.54% equity interest of Shenzhenshi Fenghuang Jingcai Network Technology Co., Ltd. (“Fenghuang Jingcai”). Since March 2015, Fenghuang Jingcai had suspended all of its online lottery ticket distribution businesses, in response to the Notice related to Self-Inspection and Self-Remedy of Unauthorized Online Lottery Sales, or the Self-Inspection Notice, which was jointly promulgated by the Ministry of Finance, the Ministry of Civil Affairs and the General Administration of Sports of the People’s Republic of China. The Group assessed that the Self-Inspection Notice would have negative impact on the cash flows and operating results of Fenghuang Jingcai, and that the carrying value of its equity investments in Fenghuang Jingcai might not be fully recoverable. As a result, the Group had fully written down the whole investment in Fenghuang Jingcai in 2015. As of December 31, 2019, there has been no change to the Self-Inspection Notice.

The Group no longer records share of losses in Phoenix FM and Fenghuang Jingcai, as the carrying value of equity investments in them had been reduced to zero. Meanwhile, the Group has no future obligations to fund Phoenix FM and Fenghuang Jingcai.

The Group summaries the condensed financial information of the Group’s equity method investments as a group below in accordance with Rule 4-08 of Regulation S-X (in thousands):

	For the Years Ended December 31,
	2017	2018	2019*	2019
	RMB	RMB	RMB	US$
Operating data:
Revenues	171,335	220,656	37,987	5,456
Gross profit	101,424	140,701	25,874	3,717
Net income/(loss)	2,562	1,747	(21,583)	(3,100)
Net income/(loss) attributable to the equity method investees	2,562	577	(21,442)	(3,080)
PNM’s share of net income/(loss)	6,796	5,352	(3,968)	(570)

* Tianbo has been a subsidiary of the Company’s VIE and no longer an equity method investee since April 1, 2019. The operating data here only included the data of Tianbo from January 1, 2019 to March 31, 2019.

	As of December 31,
	2018	2019*	2019
	RMB	RMB	US$
Balance sheet data:
Current assets	249,386	3,251	467
Non-current assets	20,428	17	2
Current liabilities	286,695	59,685	8,573

* Tianbo has been a subsidiary of the Company’s VIE and no longer an equity method investee since April 1, 2019. The balance sheet data here did not include the data of Tianbo as of December 31, 2019.

10.  Equity Investments (Continued)

Other equity investments

The Group holds 4.69% equity interest of Beijing Phoenix Lilita Information Technology Co., Ltd. (“Lilita”). Lilita is principally engaged in P2P lending and reward-based crowd-funding businesses. Based on the other-than-temporary impairment assessment on equity investments, the Group had fully written down the whole investment in Lilita of RMB0.5 million in 2017.

The Group holds 0.3% equity interest of Lifeix Inc. (“Lifeix”), which had been fully impaired in 2015. Lifeix is the operator of the life station websites L99.com and Lifeix.com.

In August 2017, the Group acquired 8% equity interest of Shenzhenshi Kuailai Technology Co., Ltd. (“Kuailai”) with a consideration of RMB0.2 million. Kuailai operates Xunhutai, a life-style information application in China. As of December 31, 2019, the carrying value of equity investment in Kuailai was RMB0.2 million (US$0.03 million).

In November 2018, the Group acquired 10% equity interest of Yitong Technology (Hangzhou) Limited (“Yitong Technology”) by investing in newly issued shares of Yitong Technology with a total consideration of RMB13.0 million, of which RMB6.5 million and RMB6.5 million (US$0.9 million) was paid in December 2018 and February 2019, respectively. Yitong Technology mainly engages in big data application development and operation in China. As the Group’s equity investment in Yitong Technology has preferred liquidation rights, it is not considered as in-substance common stock, and should be measured at fair value, with changes in the fair value recognized through net income/(loss). As the investments in Yitong Technology lack readily determinable fair values, the Group elects to use the measurement alternative defined as cost, less impairments, adjusted by observable price changes in orderly transactions for the identical or a similar investment of the same issuer. As of December 31, 2018 and 2019, the carrying value of equity investment in Yitong Technology was RMB13.0 million and RMB13.0 million (US$1.9 million), respectively.